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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                              WACHOVIA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                              SUNTRUST BANKS, INC.
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


   1) Title of each class of securities to which transaction applies:

________________________________________________________________________________


   2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________


   4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________


   5) Total fee paid:

________________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

________________________________________________________________________________

   2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

   3) Filing Party:

________________________________________________________________________________

   4) Date Filed:

________________________________________________________________________________


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THE FOLLOWING FORM LETTER WAS DELIVERED TO SELECTED SHAREHOLDERS OF WACHOVIA
CORPORATION TOGETHER WITH SUNTRUST'S JULY 17, 2001 INVESTOR PRESENTATION MATERIALS (PRESENTATION MATERIALS PREVIOUSLY WERE FILED WITH THE COMMISSION ON JULY 17, 2001 PURSUANT TO RULE 425 UNDER THE SECURITIES ACT OF 1933).

                      [Letterhead of SunTrust Banks, Inc.]

July 18, 2001



Dear (Mr/Ms) (Last_Name),

I invite your attention to the attached summary of our presentation earlier this week to Institutional Investor Services (ISS). It updates key elements of our Wachovia merger proposal and, in particular, provides fresh perspective on why we believe our proposal is superior to First Union's and a vote against the First Union merger is warranted.

We have highlighted sections of the presentation that might be of particular relevance given recent developments.

Please let me know if we can provide additional information or clarification.

Sincerely,

/s/  L. Phillip Humann